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[NEW YORK LIFE MAINSTAY ANNUITIES LOGO]                                                                                         MPVA

                                                          APPLICATION FOR
                                             FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                                                       AT AGE 85 OR 10 YEARS                                            PLEASE PRINT
                        TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)(A DELAWARE CORPORATION)               OR TYPE
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
1. WHO WILL BE THE OWNER OF THIS CONTRACT?
Name (First, M.I., Last)                            |Date of Birth           |   Male       Female    |SS# or Tax ID#
                                                    | Month     Day     Year |                        |
                                                    |        |       |       |   [ ]          [ ]     |
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Mailing Address-Street                               City                     State                    Zip Code

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Tel. No. (day)                                       Tel. No. (eve)                                    Relationship to Annuitant
(        )                                           (        )
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Joint Owner Name          |Relationship to Owner:   |Date of Birth           |   Male       Female    |SS# or Tax ID#
(First, M.I., Last)       |                         | Month     Day     Year |                        |
                          |                         |        |       |       |   [ ]          [ ]     |
====================================================================================================================================
2. WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE [ ]. (IF OTHER THAN OWNER, COMPLETE THIS SECTION.)
Name (First, M.I., Last)                            |Date of Birth           |   Male       Female    |SS# or Tax ID#
                                                    | Month     Day     Year |                        |
                                                    |        |       |       |   [ ]          [ ]     |
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Mailing Address-Street                               City                     State                    Zip Code    |Tel. No.
                                                                                                                   |(        )
====================================================================================================================================
3. WHAT IS YOUR PREMIUM AMOUNT? (ATTACH CHECK PAYABLE TO NYLIAC, UNLESS INSTRUCTED OTHERWISE.)

Premium Amount $________________
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4. WHO WILL BE THE PRIMARY BENEFICIARY(IES) OF THIS CONTRACT? NOTE: USE QUESTION 7 TO NAME A CONTINGENT BENEFICIARY.
Name:                                                                        |Relationship to Owner:                |Percentage:
                                                                             |                                      |
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Name:                                                                        |Relationship to Owner:                |Percentage:
                                                                             |                                      |
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5. WHAT IS THE PLAN TYPE? (COMPLETE ONE.)
[ ]NON-        |Is this a 1035 Exchange?     [ ]YES    [ ]NO                 |If yes, what is the Cost Basis?
   QUALIFIED   |(If yes, submit 1035 Exchange Form.)                         |$
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[ ]IRA         |Current Year Contribution    |Prior Year Contribution        |Transfer Amount       |Rollover Amount
[ ]SEP         |$               Year________ |$               Year_______    |$                     |$
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[ ]403(b)      |Transfer Amount              |NOTE: If this is an IRA/Roth/SEP transfer/rollover or 403(b) transfer, submit
   (TSA)       |$                            |      Qualified Transfer/Direct Rollover Form.
====================================================================================================================================
6. IS THIS A REPLACEMENT OF A LIFE INSURANCE OR ANNUITY POLICY? (IF YES, COMPLETE THIS SECTION.)
Company Name                                                 |Policy Number(s)                    |Estimated Contract Value
                                                             |                                    |$
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7. ARE THERE ADDITIONAL DETAILS?

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8. SIGNATURES
 I/We acknowledge receipt of a current prospectus and agree that: (1) All of the statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This contract will not become effective unless it is delivered to the Owner while the Annuitant is living. (3) Unless otherwise indicated below, the Owner of this contract is the Applicant. (4)
 Under penalties of perjury, the Taxpayer Identification Numbers provided on this application are certified to be correct. (5) I/We understand that the annuity is not backed or guaranteed by any bank or insured by the FDIC.

 Signed at
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                                         City                                        State                     Date


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 Applicant (Owner)                         Annuitant (if other than Owner)            Joint Owner (if applicable)


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 Registered Representative's Signature     Registered Representative (print name)     (Registered Representative's Tel. No.)


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 Registered Representative's State and License No.                                    Reg. Representative's NYLIAC Code No.


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 Broker/Dealer Name and Address                                                       Broker/Dealer Tel. No.

997-592 (11/97)                                                                         [RECYCLING LOGO]
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